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                                                                    Exhibit 23.2

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated February 9, 2004, in Pre-Effective Amendment No. 1 to the Registration Statement (Form S-3 No. 333-129461) and related Prospectus of National HealthCare Corporation for the registration of 690,155 shares of its common stock.

/s/ Ernst & Young LLP

Nashville, Tennessee
November 15, 2005